EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Click Commerce, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Ferro, Jr., Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 14, 2005	/s/ MICHAEL W. FERRO, JR.
Michael W. Ferro, Jr.
Chief Executive Officer and Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to Click Commerce, Inc. and will be retained by Click Commerce, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.